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                                  EXHIBIT 23.1

                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S- 3 No. 333-109597) of Newcastle Investment Corp. and in the related Prospectus of our report dated February 9, 2004, with respect to the consolidated financial statements of Newcastle Investment Corp. included in this Annual Report (Form 10-K) for the year ended December 31, 2003.

                                                           /s/ Ernst & Young LLP

New York, New York
March 10, 2004